Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed‑Upon Procedures

Driveway Finance Corporation (the “Company”)
J.P. Morgan Securities LLC
Mizuho Securities USA LLC
(together, the “Specified Parties”)

Re: LAD Auto Receivables Trust 2023-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2023-1 Pool Cut 12.31.22 With VIN.xlsx” provided by the Company on January 13, 2023, containing information on 18,110 automobile loan contract receivables (the “Receivables”) as of December 31, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by LAD Auto Receivables Trust 2023-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, Origination Dates were within two days, and First Payment Dates were within one day.

•	The term “NLS System” means the Company’s loan servicing system.

•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit A, which the Company informed us are acceptable forms of evidence of title.

•
The term “Acceptable Company Names” means the names listed in Exhibit A, which the Company informed us are acceptable names for the Company that can appear in the Title Documents as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Insurance Document” means a scanned image of one of the insurance documents listed in Exhibit A, which the Company informed us are acceptable forms of Insurance Document.

•
The term “Proof of Income” means a scanned image of the borrower’s and co-borrower’s (if any) paystub (the “Paystubs”) or bank statements (the “Bank Statements”) that the Company informed us were used to determine Payment-to-Income (“PTI”) ratio in lieu of income information stated by the borrower on the credit application.

•
The term “Receivable File” means the following documents provided by the Company for each Sample Receivable (defined below): Retail Installment Contract, Notice of Rate Adjustment, screenshots from the NLS System, Title Document, Insurance Document, Proof of Income, and Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower and/or co-borrower (if any).

•
The term “Mapping Confirmations” means the list of Collateral Makes and Collateral Models attributes appearing in the Data File corresponding to the vehicle makes and vehicle models stated in the Receivable File, provided by the Company on January 13, 2023.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Acceptable Company Names, Receivable File, Mapping Confirmations, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.
For each Sample Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions and Mapping Confirmations, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions and Mapping Confirmations as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attribute	Receivable File / Instructions/ Mapping Confirmations

Borrower State	Retail Installment Contract or screenshot from the NLS System

Monthly Payment Amount	Retail Installment Contract and Notice of Rate Adjustment, if any

Term	Retail Installment Contract

Open Date	Retail Installment Contract

First Due Date	Retail Installment Contract

Interest Rate	Retail Installment Contract and Notice of Rate Adjustment, if any

Collateral Make	Retail Installment Contract and Mapping Confirmations

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Attribute	Receivable File / Instructions/ Mapping Confirmations

Collateral Model	Retail Installment Contract and Mapping Confirmations

Collateral Year	Retail Installment Contract

Vehicle Identification Number ("VIN")	Retail Installment Contract

Vehicle Condition (New or Used)	Retail Installment Contract. Consider the Vehicle Type to be “Used” if the Retail Installment Contract states an Odometer Reading of greater than 5,000 miles.

Amount Financed	Retail Installment Contract

Down Payment	Recompute as the sum of the Cash and Trade-In Sales Tax Credit stated in the Retail Installment Contract. Consider a value of “N/A” on the Retail Installment Contract to be zero.

Co-Borrower Flag	Retail Installment Contract. Consider the information to be in agreement if:

• The Co-Borrower Flag was “Y,” and there was a co-buyer’s name and address listed in the Retail Installment Contract, or

• The Co-Borrower Flag was “N,” and there was no co-buyer’s name and address listed in the Retail Installment Contract.

PTI (Payment-to-Income, or PTI Ratio)
Recompute as the Monthly Payment Amount stated in the Retail Installment Contract or Notice of Rate Adjustment divided by the sum of the borrower’s monthly income, co-borrower’s monthly income (if any), and additional income (if any) stated in the Credit Application, except for Sample Receivables which the Company informed us the PTI Ratio was calculated based on Proof of Income. For these Sample Receivables, recompute PTI Ratio as the Monthly Payment Amount stated in the Retail Installment Contract or Notice of Rate Adjustment divided by:

(i)
For Sample Receivables with a Paystub, (a) the sum of the borrower’s monthly income and co-borrower’s monthly income (if any) stated in the Paystub, (b) the sum of the borrower’s monthly income and co-borrower’s monthly income (if any) recomputed by dividing the year-to-date earnings listed in the Paystub by the product of (x) 12 and (y) the quotient of the number of days from the first day of the year to the Paystub date and 360, or (c) the sum of the borrower’s monthly income and co-borrower’s monthly income (if any) recomputed by multiplying the weekly pay amount listed in the Paystub by the quotient of (x) 52 and (y) 12.

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Attribute	Receivable File / Instructions/ Mapping Confirmations

	(ii)	For Sample Receivables with Bank Statements and without a Paystub, 120% of the 3-month average total deposits (except transfers from the co-borrower) appearing in the Bank Statements.

(iii)
For Sample Receivable #142, the sum of the borrower’s Veteran Affair's disability benefit income listed in the Bank Statement for the same month as the Paystub, and monthly income recomputed by multiplying the weekly pay amount listed in the Paystub by the quotient of (x) 52 and (y) 12.

We found such information to be in agreement, except as listed in Exhibit C.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•
Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared in the Title Document as the Lien Holder, Legal Owner, Secured Interest, or Security Interest Holder.

•	Proof of Insurance. The Company informed us that an Insurance Document was acceptable proof of insurance.

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract)

•	Signed Retail Installment Contract. We make no representation regarding the authenticity of the signature(s) on the Retail Installment Contract.

•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s) on the Credit Application.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of

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the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
January 27, 2023

5

Exhibit A

Title Documents

Application for Certificate of Ownership	Application for Vehicle Title and Registration

Application for Certificate of Title	Copy of Application for Registration Covering the Following Described Automobile in Compliance with the Provisions of the Vehicle Code of the State of California

Application for Certificate of Title and Registration	Electronic Dealer, Rebuilder or Lessor's Report of Sale or Lease

Application for Certificate of Title for a Motor Vehicle	Electronic Title Screenshot

Application for Certificate of Title With/Without Registration	Letter of Guarantee

Application for Noting of Lien, Duplicate title, or Multipurpose Use	MV-1

Application for Registration	Report of Sale and Application for Certificate of Title

Application for Registration of Motor Vehicle	Universal Title Application

Application for Registration of New Vehicle	Vehicle Registration/ Title Application for Dealer Sales

Application for Title and Registration	Vehicle Title Application

Application for Title and Registration Statement of Vehicle Sale	Vehicle Transaction Application

Application for Title and/or Registration	VINTEK Lien and Title Information Report

Application for Title or Registration

Acceptable Company Names

Driveway	Driveway Financial

Driveway Fin Corp	Driveway Financial Corp

Driveway Finanace Corp	Southern Cascades Fin Corp

Driveway Finance	Southern Cascades Finance Corp

Driveway Finance Corp	Southern Cascades Finance Corporati

DriveWay Finance Corp.	Southern Cascades Finance Corporation

Driveway Finance Corporation	Southern Cascades Financial Corporation

Insurance Documents

Agreement to Furnish Insurance Policy	Evidence of Motor Vehicle Liability Insurance

Agreement to Provide Insurance	Insurance Card

Auto Insurance Binder	Insurance Coverage Acknowledgement

Auto Insurance Coverage Summary	Insurance Coverage Acknowledgment

Automobile Policy Declarations	Insurance Identification Card

Binder of Insurance	Liability Insurance Card

Certificate of Auto Insurance	Policy Confirmation

Certificate of No Fault Insurance	Proof of Auto Insurance Card

Evidence of Financial Responsibility	Proof of Financial Responsibility Card

Evidence of Insurance	Vehicle Lookup

Evidence of Liability Insurance	Verification of Coverage

Exhibit B

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	20231001	51	20231051	101	20231101
2	20231002	52	20231052	102	20231102
3	20231003	53	20231053	103	20231103
4	20231004	54	20231054	104	20231104
5	20231005	55	20231055	105	20231105
6	20231006	56	20231056	106	20231106
7	20231007	57	20231057	107	20231107
8	20231008	58	20231058	108	20231108
9	20231009	59	20231059	109	20231109
10	20231010	60	20231060	110	20231110
11	20231011	61	20231061	111	20231111
12	20231012	62	20231062	112	20231112
13	20231013	63	20231063	113	20231113
14	20231014	64	20231064	114	20231114
15	20231015	65	20231065	115	20231115
16	20231016	66	20231066	116	20231116
17	20231017	67	20231067	117	20231117
18	20231018	68	20231068	118	20231118
19	20231019	69	20231069	119	20231119
20	20231020	70	20231070	120	20231120
21	20231021	71	20231071	121	20231121
22	20231022	72	20231072	122	20231122
23	20231023	73	20231073	123	20231123
24	20231024	74	20231074	124	20231124
25	20231025	75	20231075	125	20231125
26	20231026	76	20231076	126	20231126
27	20231027	77	20231077	127	20231127
28	20231028	78	20231078	128	20231128
29	20231029	79	20231079	129	20231129
30	20231030	80	20231080	130	20231130
31	20231031	81	20231081	131	20231131
32	20231032	82	20231082	132	20231132
33	20231033	83	20231083	133	20231133
34	20231034	84	20231084	134	20231134
35	20231035	85	20231085	135	20231135
36	20231036	86	20231086	136	20231136
37	20231037	87	20231087	137	20231137
38	20231038	88	20231088	138	20231138
39	20231039	89	20231089	139	20231139
40	20231040	90	20231090	140	20231140
41	20231041	91	20231091	141	20231141
42	20231042	92	20231092	142	20231142
43	20231043	93	20231093	143	20231143
44	20231044	94	20231094	144	20231144
45	20231045	95	20231095	145	20231145
46	20231046	96	20231096	146	20231146
47	20231047	97	20231097	147	20231147
48	20231048	98	20231098	148	20231148
49	20231049	99	20231099	149	20231149
50	20231050	100	20231100	150	20231150
[1]	The Company has assigned a unique Loan Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s Loan Numbers.

B-1

Exhibit C

Exceptions List

Sample Receivable #	Receivable Number	Attribute	Per Data File	Per Receivable File

28	20231028	PTI Ratio	9.59%	8.90%

42	20231042	PTI Ratio	5.77%	12.50%

74	20231074	PTI Ratio	5.51%	4.96%

79	20231079	Down Payment	$4,000.00	$0.00

85	20231085	PTI Ratio	1.77%	3.11%

108	20231108	PTI Ratio	13.28%	11.88%

128	20231128	PTI Ratio	9.73%	10.95%

130	20231130	PTI Ratio	11.80%	13.41%

140	20231140	PTI Ratio	2.37%	2.09%

148	20231148	PTI Ratio	0.70%	4.06%

C-1